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                                                                    Exhibit 20.1

                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2003-4




Section 7.3 Indenture                               Distribution Date: 8/16/2004
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
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                        876,960.00
             Class B Note Interest Requirement                         91,575.56
             Class C Note Interest Requirement                        152,540.00
                       Total                                        1,121,075.56

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.44000
             Class B Note Interest Requirement                           1.80444
             Class C Note Interest Requirement                           2.33778

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          609,000,000
             Class B Note Principal Balance                           50,750,000
             Class C Note Principal Balance                           65,250,000

(iv)    Amount on deposit in Owner Trust Spread Account             7,250,000.00

(v)     Required Owner Trust Spread Account Amount                  7,250,000.00



                                                               By:
                                                                                 ---------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President


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